Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both PTMN and OHAI, which are included elsewhere in this prospectus. See “Index to Financial Statements.”

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on PTMN’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the asset acquisition method of accounting with PTMN treated as the acquirer.

Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. PTMN believes that the acquisition of OHAI should be accounted for as an asset acquisition based on the nature of its pre-acquisition operations, asset or capital allocation and other factors outlined in ASC 805-50—Business Combinations–Related Issues.

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 assuming the Merger had been completed on September 30, 2019. The unaudited pro forma condensed consolidated income statements for nine months ended September 30, 2019 and for the year ended December 31, 2018 were prepared assuming the Merger had been completed on December 31, 2017.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

Portman Ridge Finance Corporation

Pro Forma Condensed Consolidated Statement of Financial Condition

As of September 30, 2019

(Unaudited)

(in thousands except share and per share amounts)

	Actual	Actual			Pro forma
	Portman Ridge Finance Corporation	OHA Investment Corporation	Pro forma Adjustments		Portman Ridge Finance Corporation
Assets and Liabilities Data:
Investments, at fair value	$264,211	$62,404	$—		$326,615
Cash, cash equivalents and restricted cash	24,533	14,496	(9,416	)(A)	29,612
Other assets	4,422	1,109	—		5,531

Total assets	$293,166	$78,009	$(9,416)		$361,759

Debt, net of unamortized debt issuance costs	$122,479	$29,894	$—		$152,373
Other liabilities	37,963	12,611			50,574

Total liabilities	160,443	42,505	—		202,948
Net Assets	132,723	35,504	(9,416	)(A)	158,811

Total liabilities and net assets	$293,166	$78,009	$(9,416)		$361,759

Number of common shares outstanding	37,371,912	20,172,392	(12,735,382)		44,808,922
Net asset value per common share	$3.55	$1.76			$3.54

See notes to pro forma condensed consolidated financial statements.

Portman Ridge Finance Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2019

(Unaudited)

(in thousands except share and per share amounts)

	Actual	Actual			Pro forma
	Portman Ridge Finance Corporation	OHA Investment Corporation	Pro forma Adjustments		Portman Ridge Finance Corporation
Performance Data:
Interest and dividend income	$19,673	$4,549	$599	(B)	$24,821
Fee and other income	117	18	—		135

Total investment income	19,790	4,567	599		24,955
Interest expense and other debt financing expenses	6,064	1,860	—		7,924
Base management fee	2,052	925	(132	)(C)	2,845
Incentive fee	—	46	267		313
Compensation expenses	3,689	—	—		3,689
Other expenses	7,058	2,927	(1,528	)(D)	8,457

Total operating expenses	18,863	5,758	(1,393)		23,228
Management fee waiver	—	—	—		—
Incentive fee waiver	—	—	(313)		(313)

Net expenses	18,863	5,758	(1,706)		22,915
Income tax provision, net	—	15	—		15

Net investment income (loss)	927	(1,206)	2,305		2,026
Net realized gain (loss) on investments	(16,796)	629	—		(16,167)
Realized (loss) on early extinguishment of debt	—	—	—		—
Net unrealized gain (loss) on investments	(147)	1,382	(599	)(B)	636

Net increase (decrease) in net assets resulting from operations	$(16,017)	$805	$1,706		$(13,506)

Per Common Share Data:
Net increase (decrease) in net assets resulting from operations - basic	$(0.43)	$0.04			$(0.30)
Net increase (decrease) in net assets resulting from operations - diluted	$(0.43)	$0.04			$(0.30)
Net investment income (loss) per common share - basic	$0.02	$(0.06)			$0.05
Net investment income (loss) per common share - diluted	$0.02	$(0.06)			$0.05
Weighted average shares outstanding - basic	37,348,835	20,172,392	(12,735,382)		44,785,845
Weighted average shares outstanding - diluted	37,348,835	20,172,392	(12,735,382)		44,785,845

(1)

Basic and diluted weighted average common shares outstanding for the Pro Forma Portman Ridge Finance Corporation is determined by adding estimated issuance of 7,437,010 PTMN shares, (or 19.9% of PTMN shares outstanding as of September 30, 2019 of 37,371,912) to the average common shares outstanding for PTMN for the nine-months ended September 30, 2019 (after accounting for anticipated expenses of both parties related to the transaction).

See notes to pro forma condensed consolidated financial statements.

Portman Ridge Finance Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(Unaudited)

(in thousands except share and per share amounts)

	Actual	Actual			Pro forma
	Portman Ridge Finance Corporation	OHA Investment Corporation	Pro forma Adjustments		Portman Ridge Finance Corporation
Performance Data:
Interest and dividend income	$26,841	$8,425	$798	(B)	$36,064
Fee and other income	245	43			288

Total investment income	27,087	8,468	798		36,353
Interest expense and other debt financing expenses	7,403	2,984	—		10,387
Base management fee	—	1,547	(221	)(C)	1,326
Incentive fee	—	—	—		—
Compensation expenses	4,013	—	—		4,013
Other expenses	5,666	3,229	(2,846	)(D)	6,049

Total operating expenses	17,082	7,760	(3,067)		21,775
Management fee waiver	—	—	—		—
Incentive fee waiver	—	—	—		—

Net expenses	17,082	7,760	(3,067)		21,775
Income tax provision, net		37			37

Net investment income	10,004	671	3,865		14,540
Net realized gain (loss) on investments	(16,475)	(55,952)	—		(72,427)
Realized (loss) on early extinguishment of debt	(197)	—	—		(197)
Net unrealized gain (loss) on investments	(2,904)	45,033	5,205	(E)	47,334

Net increase in net assets resulting from operations	$(9,572)	$(10,248)	$9,070		$(10,750)

Per Common Share Data:
Net increase (decrease) in net assets resulting from operations - basic	$(0.26)	$(0.51)			$(0.24)
Net increase (decrease) in net assets resulting from operations - diluted	$(0.26)	$(0.51)			$(0.24)
Net investment income (loss) per common share - basic	$0.27	$0.03			$0.32
Net investment income (loss) per common share - diluted	$0.27	$0.03			$0.32
Weighted average shares outstanding - basic	37,356,241	20,172,392	(12,735,382)		44,793,251
Weighted average shares outstanding - diluted	37,356,241	20,172,392	(12,735,382)		44,793,251

(1)

Basic and diluted weighted average common shares outstanding for the Pro Forma Portman Ridge Finance Corporation is determined by adding estimated issuance of 7,437,010 PTMN shares, (or 19.9% of PTMN shares outstanding as of September 30, 2019 of 37,371,912) to the average common shares outstanding for PTMN for the year ended December 31, 2018.

See notes to pro forma condensed consolidated financial statements.

Portman Ridge Finance Corporation

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger is included as of September 30, 2019, for the nine months ended September 30, 2019 and for the year ended December 31, 2018. On July 31, 2019, PTMN and OHAI Corporation entered into the Merger Agreement. The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated statement of financial condition assuming the First Merger and Second Merger had been completed on September 30, 2019. The unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2019 and for the year ended December 31, 2018 were prepared assuming the First Merger and Second Merger had been completed on December 31, 2017.

For the purposes of the pro forma condensed consolidated financial statements, the net asset value of both companies as of September 30, 2019 was used to determine the number of shares of PTMN to be issued and the amount of cash consideration to be paid to stockholders of OHAI. The pro forma adjustments included herein reflect the issuance of 7,437,010 shares or approximately 19.9% of PTMN outstanding shares as of September 30, 2019, the payment of approximately $8.5 million in cash consideration to OHAI Stockholders for the difference between its net asset value and the value of the shares issued by PTMN (at net asset value), and transaction expenses borne by each company.

The Merger will be accounted for as an asset acquisition of OHAI by PTMN in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations — Related Issues. In applying the asset acquisition method of accounting, PTMN uses a cost approach to allocate the cost of the assets purchased against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. PTMN has determined that the price of its common stock is most evident of fair value. On a pro forma basis, PTMN’s closing stock price as of September 30, 2019 was used as a preliminary estimate of purchase price. The fair value of the Merger Consideration paid by PTMN is allocated to assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition other than certain “non-qualifying” assets (for example cash) and will not give rise to goodwill.

The Merger will be accounted for using the asset acquisition method of accounting. Accordingly, the purchase price paid by PTMN in connection with the Merger will be allocated to the acquired assets and assumed liabilities of OHAI at their relative fair values estimated by PTMN as of the effective date. The fair value of the Merger Consideration paid by PTMN is assumed to be equal to the fair value of OHAI’s net assets acquired. Accordingly, PTMN intends to assign all acquired assets and assumed liabilities the same carrying value as OHAI before the Merger. Investments owned by OHAI are carried at fair value as of September 30, 2019 as determined by the OHAI Board. With regard to the OHAI debt assumed by PTMN, the estimated fair value of OHAI’s debt is assumed to be approximately equal to its carrying value as of September 30, 2019. It is expected that other assets and other liabilities are short term in nature and therefore it can be assumed that fair value approximates carrying value at September 30, 2019.

Pursuant to the application of ASC 805-50, Business Combinations — Related Issues, since the cost of the net assets acquired is less than their fair value, there is a day-one unrealized gain as a result of the Merger. The consideration paid is allocated to individual investments acquired based upon their fair values as of September 30, 2019. The resulting discount will be accreted into investment income over the period from the date of acquisition to the final maturity of each investment. To the extent that any of those investments is sold in the future at price in excess of its then amortized cost (such amortized cost reflecting accumulated accretion from the date of acquisition), then such sale will result in a realized gain, which realized gain would be a considered in the determination of any incentive fees pursuant to the Advisory Agreement.

PTMN’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Valuation of Portfolio Investments: Each quarter, PTMN and OHAI determine the net asset value of their respective investment portfolios. Securities are valued at fair value as determined in good faith by both companies’ boards of directors pursuant to each company’s valuation policies. In connection with that determination, each company’s adviser (OHA and Sierra Crest, each an “Adviser”) provides its board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services. The boards of both companies have delegated day-to-day responsibility for implementing its valuation policies to each Adviser’s management team and has authorized the Advisers’ management teams to utilize third-party valuation services, to the extent deemed appropriate. The boards remain responsible for overseeing each Adviser’s implementation of the valuation process.

ASC Topic 820 issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Income Taxes: PTMN has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, PTMN must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally PTMNs net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, PTMN will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. PTMN intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. PTMN is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Transaction Costs: Both PTMN and OHAI are expected to incur direct transaction costs resulting from the Merger. The Merger Agreement stipulates that each company shall bear its own transaction costs which will be expensed as incurred prior to the merger closing. PTMN expects to incur $1.0 million in estimated transaction costs, while OHAI expects to incur $1.7 million in estimated transaction costs. Those costs are incorporated into the pro forma condensed consolidated financial statements and reflected as an adjustment to the pro forma combined net asset value.

2. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) The pro forma adjustment to cash and cash equivalents and restricted cash, and to stockholders’ equity, is composed of the following:

Amounts in Thousands
Cash paid to OHAI shareholders	$8,484
Estimated transaction expenses:
Estimated PTMN transaction expenses	324
Estimated OHAI transaction expenses	608

Total pro-forma adjustment to cash and stockholders’ equity	$9,416

(B) The pro forma adjustment to interest income represents the accretion of discount on OHAI investments acquired by PTMN, reflecting the discounted cost relative to the fair value of the investments acquired.

(C) The pro forma adjustment to base management fees reflects the lower base management fee rate in PTMN’s Investment Advisory Agreement when compared with OHAI’s investment advisory agreement.

(D) This pro forma adjustment reflects impact of the Merger on professional fees and general and administrative expenses representing cost savings and synergies attributable to the Merger.

(E) This pro forma adjustment represents a day-one unrealized gain resulting from the Merger pursuant to ASC 805-50, Business Combinations — Related Issues, reduced by the pro forma accretion of discount on the OHAI investments acquired.

PORTMAN RIDGE FINANCE CORPORATION

PRO FORMA CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2019

(unaudited)

Debt Securities Portfolio

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]
Acrisure, LLC(8)(14) Banking, Finance, Insurance & Real Estate	Senior Secured Loan – 2017-2 Refinancing Term Loan (First Lien) 6.4% Cash, 3 month LIBOR(2.10%) + 4.25%; LIBOR Floor 1.00%, Due 11/23	$1,992,417	$1,992,417	$—	$—	$—	$1,992,417	$1,992,417

Advanced Lighting Technologies, Inc.(5)(8)(13) Consumer goods: Durable	Junior Secured Loan – Second Lien Notes 9.1% Cash, 10.0% PIK, 1 month LIBOR(2.10%) + 7.00%; LIBOR Floor 1.00%, Due 10/23	1,069,118	2,474	—	—	—	1,069,118	2,474

Akumin Corp.(8)(14) Healthcare & Pharmaceuticals	Senior Secured Loan – Initial Term B Loan 8.0% Cash, 3 month LIBOR(2.04%) + 6.00%; LIBOR Floor 1.00%, Due 5/24	2,202,509	2,199,488	—	—	—	2,202,509	2,199,488

Anthem Sports & Entertainment Inc.(8) Media: Broadcasting & Subscription	Senior Secured Loan – Revolving Loan 11.6% Cash, 3 month LIBOR(2.10%) + 9.50%; LIBOR Floor 1.00%, Due 9/24	374,954	400,708	—	—	—	374,954	400,708

Anthem Sports & Entertainment Inc.(8) Media: Broadcasting & Subscription	Senior Secured Loan – Term Loan 8.9% Cash, 2.8% PIK, 3 month LIBOR(2.10%) + 6.75%; LIBOR Floor 1.00%, Due 9/24	4,406,856	4,414,862	—	—	—	4,406,856	4,414,862

Aptean(22) Software	Second Lien Term Loan (LIBOR+8.50%), 10.60%, due 4/27	—	—	1,359,000	1,372,000	(118,981)	1,240,019	1,372,000

Ardonagh(23) Banking, Finance, Insurance & Real Estate	Senior Secured Notes 8.63%, due 7/23	—	—	549,000	573,000	(31,120)	517,880	573,000

ATP Oil & Gas Corporation/Bennu Oil & Gas, LLC(22)(27)(31) Energy: Oil & Gas	Limited Term Royalty Interest (notional rate of 13.2%)	—	—	24,561,000	3,672,000	(21,242,231)	3,318,769	3,672,000

Blackboard Transact(22) Software	Second Lien Term Loan (LIBOR+8.50%), 10.76%, due 4/27	—	—	1,405,000	1,425,000	(117,079)	1,287,921	1,425,000

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

BMC Acquisition, Inc. (aka BenefitMall)(8)(13)(14) Banking, Finance, Insurance & Real Estate	Senior Secured Loan – Initial Term Loan 7.4% Cash, 1 month LIBOR(2.26%) + 5.17%; LIBOR Floor 1.00%, Due 12/24	2,946,198	2,883,539	—	—	—	2,946,198	2,883,539

BW NHHC Holdco Inc.(8)(13)(14) Healthcare & Pharmaceuticals	Senior Secured Loan – Initial Term Loan (First Lien) 7.1% Cash, 1 month LIBOR(2.05%) + 5.00%, Due 5/25	1,951,130	1,793,893	—	—	—	1,951,130	1,793,893

Caliber Collision(23) Automotive	Second Lien Term Loan (LIBOR+7.25%), 9.29%, due 2/27	—	—	1,082,000	1,100,000	(87,815)	994,185	1,100,000

Carestream Health, Inc.(8)(13) Healthcare & Pharmaceuticals	Junior Secured Loan – Extended Term Loan (Second Lien) 11.5% Cash, 3 month LIBOR(2.04%) + 9.50%; LIBOR Floor 1.00%, Due 6/21	1,500,652	1,480,736	—	—	—	1,500,652	1,480,736

CentralSquare Technologies(23) Software	Second Lien Term Loan (LIBOR+7.50%), 9.54%, due 8/26	—	—	1,953,000	1,903,000	(233,061)	1,719,939	1,903,000

Child Development Schools, Inc.(8)(14) Services: Consumer	Senior Secured Loan – Term Loan 6.5% Cash, 1 month LIBOR(2.26%) + 4.25%, Due 5/23	4,580,275	4,594,427	—	—	—	4,580,275	4,594,427

ClearChoice (CC Dental Implants Intermediate)(22)(30) Healthcare	First Lien Term Loan (Last Out) (LIBOR+6.50% with a 1.0% floor), 8.90%, due 1/23	—	—	496,000	500,000	(44,098)	451,902	500,000

ClearChoice (CC Dental Implants Intermediate)(22)(29)(30) Healthcare	First Lien Revolver (Last Out) (Funded: LIBOR+ 6.50% with a 1.0% floor, Unfunded: 0.75%), 8.55%, due 1/23	—	—	(11,000)	—	11,000	—	—

Community Care Health Network, Inc. (aka Matrix Medical Network)(8)(14) Healthcare & Pharmaceuticals	Senior Secured Loan – Closing Date Term Loan 6.8% Cash, 1 month LIBOR(2.04%) + 4.75%; LIBOR Floor 1.00%, Due 2/25	1,971,196	1,848,108	—	—	—	1,971,196	1,848,108

Coinamatic Canada, Inc.(23) Industrials - Laundry Equipment	Second Lien Term Loan (LIBOR+7.00% with a 1.0% floor), 9.04%, due 5/23	—	—	520,000	509,000	(59,964)	460,036	509,000

Corsair Gaming, Inc.(8) High Tech Industries	Junior Secured Loan – Term Loan (Second Lien) 10.6% Cash, 1 month LIBOR(2.10%) + 8.50%; LIBOR Floor 1.00%, Due 8/25	2,966,199	2,947,500	—	—	—	2,966,199	2,947,500

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

CSM Bakery Solutions Limited (fka CSM Bakery Supplies Limited)(8) Beverage, Food and Tobacco	Junior Secured Loan – Term Loan (Second Lien) 10.0% Cash, 1 month LIBOR(2.29%) + 7.75%; LIBOR Floor 1.00%, Due 7/21	3,004,425	2,790,000	—	—	—	3,004,425	2,790,000

DexKo Global, Inc.(23) Automotive	Second Lien Term Loan (LIBOR+8.25% with a 1.0% floor), 10.35%, due 7/25	—	—	2,917,000	2,935,000	(264,335)	2,652,665	2,935,000

Digitran Innovations B.V. (Pomeroy Solutions Holding Company, Inc.)(8)(13)(14) High Tech Industries	Senior Secured Loan – Term Loan 9.8% Cash, 3 month LIBOR(2.33%) + 7.50%; LIBOR Floor 1.50%, Due 7/24	4,919,934	3,706,297	—	—	—	4,919,934	3,706,297

Drilling Info Holdings, Inc.(8)(13)(14) High Tech Industries	Senior Secured Loan – 2019 Delayed Draw Term Loan (First Lien), 6.0% Cash, 1 month LIBOR(1.71%) + 4.25%; LIBOR Floor 1.00%, Due 7/25	(4,018)	(4,018)	—	—	—	(4,018)	(4,018)

Dun & Bradstreet Corporation,(8)(13)(14) The Services: Business	Senior Secured Loan – Initial Term Borrowing 7.1% Cash, 3 month LIBOR(2.05%) + 5.00%, Due 2/26	5,043,750	5,043,750	—	—	—	5,043,750	5,043,750

EaglePicher Technologies, LLC(23) Aerospace and Defense	Second Lien Term Loan (LIBOR+7.25%), 9.29% due 3/26	—	—	392,000	388,000	(41,324)	350,676	388,000

Edelman Financial Services, LLC(23) Financial Services	Second Lien Term Loan (LIBOR+6.75%), 8.81%, due 7/26	—	—	299,000	300,000	(27,859)	271,141	300,000

Ensono(23) Telecommunications	Second Lien Term Loan (LIBOR+9.25%), 11.29%, due 6/26	—	—	1,639,000	1,677,000	(123,320)	1,515,680	1,677,000

Evergreen North America Acquisition, LLC (f/k/a Industrial Services Acquisition, LLC)(8)(13)(14) Environmental Industries	Senior Secured Loan – Term Loan 7.1% Cash, 1 month LIBOR(2.13%) + 5.00%; LIBOR Floor 1.00%, Due 6/22	1,058,611	1,055,593	—	—	—	1,058,611	1,055,593

Equinox Holdings, Inc(23) Leisure Goods, Activities, Movies	Second Lien Term Loan (LIBOR+7.00% with a 1.0% floor), 9.40%, due 9/6/24	—	—	6,962,000	7,053,000	(587,469)	6,374,531	7,053,000

First American Payment Systems, L.P.(8)(13)(14) Banking, Finance, Insurance & Real Estate	Junior Secured Loan – Tranche B Term Loan (Second Lien) 12.8% Cash, 1 month LIBOR (2.31%) + 10.50%; LIBOR Floor 1.00%, Due 7/24	1,471,358	1,458,000	—	—	—	1,471,358	1,458,000

FirstLight Fiber(23) Telecommunications	Second Lien Term Loan (LIBOR+7.50%), 9.54%, due 7/26	—	—	396,000	397,000	(37,190)	358,810	397,000

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

GI Advo Opco, LLC(5)(8)(13)(14) Healthcare & Pharmaceuticals	Senior Secured Loan – Term Loan 9.5% Cash, Fixed , Due 11/21	179,431	—	—	—	—	179,431	—

GK Holdings, Inc. (aka Global Knowledge)(8)(13) Services: Business	Junior Secured Loan – Initial Term Loan (Second Lien) 12.4% Cash, 3 month LIBOR(2.10%) + 10.25%; LIBOR Floor 1.00%, Due 1/22	1,490,055	1,220,625	—	—	—	1,490,055	1,220,625

Global Tel*Link Corporation(8)(13)(14) Telecommunications	Junior Secured Loan – Loan (Second Lien) 10.3% Cash, 1 month LIBOR(2.04%) + 8.25%, Due 11/26	1,968,622	1,912,600	—	—	—	1,968,622	1,912,600

Global Tel*Link Corporation(8)(13) Telecommunications	Junior Secured Loan – Loan (Second Lien) 10.3% Cash, 3 month LIBOR(2.04%) + 8.25%, Due 11/26	4,923,901	4,781,500	—	—	—	4,923,901	4,781,500

Grupo HIMA San Pablo, Inc.(8)(13) Healthcare & Pharmaceuticals	Senior Secured Loan – Term B Loan (First Lien) 11.3% Cash, 3 month LIBOR(2.27%) + 9.00%; LIBOR Floor 1.50%, Due 1/18	2,702,232	2,648,188	—	—	—	2,702,232	2,648,188

Grupo HIMA San Pablo, Inc.(5)(8)(13) Healthcare & Pharmaceuticals	Junior Secured Loan – Term Loan (Second Lien) 13.8% Cash, Fixed, Due 7/18	7,169,109	4,152,201	—	—	—	7,169,109	4,152,201

Hayward Industries, Inc.(23) Consumer Goods	Second Lien Term Loan (LIBOR+8.25%), 10.29%, due 8/25	—	—	2,162,000	2,051,000	(308,297)	1,853,703	2,051,000

Hoffmaster Group, Inc.(8)(13)(14) Forest Products & Paper	Junior Secured Loan – Initial Term Loan (Second Lien) 11.5% Cash, 1 month LIBOR(2.04%) + 9.50%; LIBOR Floor 1.00%, Due 11/24	1,569,078	1,525,481	—	—	—	1,569,078	1,525,481

Idera, Inc.(8)(14) High Tech Industries	Junior Secured Loan – Loan (Second Lien) 11.1% Cash, 3 month LIBOR(2.05%) + 9.00%; LIBOR Floor 1.00%, Due 6/27	7,390,709	7,387,500	—	—	—	7,390,709	7,387,500

Imperial Dade(8)(14) Food Services	Second Lien Term Loan (LIBOR+8.00%), 10.04%, due 6/27	—	—	813,000	825,000	(67,361)	745,639	825,000

Imperial Dade(8)(14) Food Services	Delayed Draw Term Loan (Funded: LIBOR+8.00%), 10.04%, due 6/27	—	—	(2,000)	(2,000)	192	(1,808)	(2,000)

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

Infobase Holdings, Inc.(8)(13)(14) High Tech Industries	Senior Secured Loan – Term Loan 6.6% Cash, 1 month LIBOR(2.16%) + 4.47%; LIBOR Floor 1.00%, Due 12/22	3,911,704	3,916,314	—	—	—	3,911,704	3,916,314

Ivanti Software, Inc. (fka LANDesk Group, Inc.)(8)(13) High Tech Industries	Junior Secured Loan – Loan (Second Lien) 11.1% Cash, 1 month LIBOR(2.05%) + 9.00%; LIBOR Floor 1.00%, Due 1/25	3,228,619	3,194,396	—	—	—	3,228,619	3,194,396

JS Held(22) Business Equipment and Services	First Lien Term Loan (LIBOR+6.00%), 8.31%, due 7/25	—	—	1,218,000	1,235,000	(101,802)	1,116,198	1,235,000

JS Held(22)(32) Business Equipment and Services	Revolver (Funded: LIBOR+6.00%, Unfunded: 0.5%), 10.00%, due 7/25	—	—	7,000	9,000	1,134	8,134	9,000

JS Held(22)(33) Business Equipment and Services	Delayed Draw Term Loan (Funded: LIBOR+6.00%, Unfunded: 1.0%), 8.31%, due 7/25	—	—	(6,000)	(3,000)	3,289	(2,711)	(3,000)

Kellermeyer Bergensons Services, LLC(8) Services: Business	Senior Secured Loan – 2018 Replacement Term Loan (First Lien) 6.8% Cash, 1 month LIBOR(2.10%) + 4.71%; LIBOR Floor 1.00%, Due 10/21	2,075,765	2,064,623	—	—	—	2,075,765	2,064,623

Kronos Foods Corp(8)(13)(14) Beverage, Food and Tobacco	Senior Secured Loan – Fourth Amendment Term Loan 6.9% Cash, 3 month LIBOR(2.10%) + 4.75%, Due 9/22	4,922,680	4,918,868	—	—	—	4,922,680	4,918,868

MedRisk, LLC(23) Healthcare	Second Lien Term Loan (LIBOR+6.75%), 8.79%, due 12/25	—	—	498,000	494,000	(51,521)	446,479	494,000

Ministry Brands, LLC(22) Services: Business	Second Lien Term Loan (LIBOR+8.00% with a 1.0% floor), 10.09%, due 6/23	—	—	5,953,000	6,000,000	(530,175)	5,422,825	6,000,000

MW Industries (Helix Acquisition)(23) Industrials	Second Lien Term Loan (LIBOR+8.00%), 10.10%, due 9/25	—	—	1,389,000	1,340,000	(177,902)	1,211,098	1,340,000

Navex Topco, Inc.(8)(13)(14)(19) Electronics	Junior Secured Loan – Initial Term Loan (Second Lien) 9.1% Cash, 3 month LIBOR(2.13%) + 7.00%, Due 9/26	2,972,114	2,973,750	4,659,000	4,659,000	(448,176)	7,182,938	7,632,750

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

OCI Holdings, LLC(22)(26)(31) Services: Home Health	Subordinated Note (LIBOR+ 12.0% cash with a 1.0% floor plus 3.0% PIK), 21.05%, due 8/29	—	—	23,528,000	2,422,000	(21,338,986)	2,189,014	2,422,000

PAE Holding Corporation(23) Aerospace and Defense	Second Lien Term Loan (LIBOR+9.50% with a 1.0% floor), 11.60%, due 10/23	—	—	6,766,000	6,802,000	(618,324)	6,147,676	6,802,000

PharMerica(23) Healthcare & Pharmaceuticals	Second Lien Term Loan (LIBOR+8.50% with a 1.0% floor), 10.54%, due 3/27	—	—	1,171,000	1,212,000	(75,589)	1,095,411	1,212,000

PHI Group, Inc.(8)(14) Transportation: Cargo	Senior Secured Loan – Loan 9.0% Cash, 3 month LIBOR(2.04%) + 7.00%; LIBOR Floor 1.00%, Due 9/24	8,502,331	8,502,331	—	—	—	8,502,331	8,502,331

Pinstripe Holdings, LLC (Aka Cielo)(8)(13)(14) Services: Business	Senior Secured Loan – Initial Term Loan 8.1% Cash, 3 month LIBOR(2.05%) + 6.00%; LIBOR Floor 1.00%, Due 1/25	4,886,642	4,883,460	—	—	—	4,886,642	4,883,460

PowerSchool(23) Services: Business	Second Lien Term Loan (LIBOR+6.75%), 8.96%, due 8/26	—	—	3,766,000	3,781,000	(348,716)	3,417,284	3,781,000

Playpower, Inc.(8)(13)(14) Construction & Building	Senior Secured Loan – Initial Term Loan 7.6% Cash, 3 month LIBOR(2.10%) + 5.50%, Due 5/26	1,528,417	1,491,999	—	—	—	1,528,417	1,491,999

PSC Industrial Holdings Corp.(8)(13) Environmental Industries	Junior Secured Loan – Initial Term Loan (Second Lien) 10.5% Cash, 1 month LIBOR(2.03%) + 8.50%; LIBOR Floor 1.00%, Due 10/25	2,953,158	2,941,194	—	—	—	2,953,158	2,941,194

PVHC Holding Corp(8)(13)(14) Containers, Packaging and Glass	Senior Secured Loan – Initial Term Loan 6.9% Cash, 1 month LIBOR(2.10%) + 4.75%; LIBOR Floor 1.00%, Due 8/24	2,839,628	2,623,104	—	—	—	2,839,628	2,623,104

Radiology Partners, Inc.(8)(14) Healthcare & Pharmaceuticals	Senior Secured Loan – Term B Loan (First Lien) 6.8% Cash, 3 month LIBOR(2.00%) + 4.75%, Due 7/25	2,951,325	2,958,778	—	—	—	2,951,325	2,958,778

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

Radius Aerospace, Inc.(8)(13)(14) Aerospace and Defense	Senior Secured Loan – Initial Term Loan 7.9% Cash, 3 month LIBOR(2.10%) + 5.75%; LIBOR Floor 1.00%, Due 3/25	6,865,059	6,935,747	—	—	—	6,865,059	6,935,747

Ravn Air Group, Inc.(8)(13)(14) Aerospace and Defense	Senior Secured Loan – Initial Term Loan 7.1% Cash, 1 month LIBOR(2.11%) + 5.00%; LIBOR Floor 1.00%, Due 7/21	1,814,498	1,814,498	—	—	—	1,814,498	1,814,498

Robertshaw US Holding Corp. (fka Fox US Bidco Corp.)(8)(13) Capital Equipment	Junior Secured Loan – Initial Term Loan (Second Lien) 10.1% Cash, 1 month LIBOR(2.06%) + 8.00%; LIBOR Floor 1.00%, Due 2/26	2,975,905	2,757,468	—	—	—	2,975,905	2,757,468

Roscoe Medical, Inc.(5)(8)(13)(14) Healthcare & Pharmaceuticals	Junior Secured Loan – Term Loan (Second Lien) 13.3% Cash, Fixed, Due 3/21	4,995,555	2,708,841	—	—	—	4,995,555	2,708,841

Roscoe Medical, Inc.(5)(8)(13) Healthcare & Pharmaceuticals	Junior Secured Loan – Term Loan (Second Lien) 13.3% Cash, Fixed, Due 3/21	1,698,486	921,006	—	—	—	1,698,486	921,006

Safe Fleet Holdings, LLC(23) Industrials	Second Lien Term Loan (LIBOR+6.75% with a 1.0% floor), 8.79%, due 2/26	—	—	697,000	679,000	(83,317)	613,683	679,000

Salient CRGT Inc.(8)(13)(14) High Tech Industries	Senior Secured Loan – Initial Term Loan 8.1% Cash, 1 month LIBOR(2.05%) + 6.00%; LIBOR Floor 1.00%, Due 2/22	1,816,631	1,716,123	—	—	—	1,816,631	1,716,123

SCSG EA Acquisition Company, Inc.(8)(14) Healthcare & Pharmaceuticals	Junior Secured Loan – Initial Term Loan (Second Lien) 10.5% Cash, 1 month LIBOR(2.32%) + 8.17%; LIBOR Floor 1.00%, Due 9/24	4,964,793	4,975,000	—	—	—	4,964,793	4,975,000

SCSG EA Acquisition Company, Inc.(8) Healthcare & Pharmaceuticals	Junior Secured Loan – Initial Term Loan (Second Lien) 10.5% Cash, 1 month LIBOR(2.32%) + 8.17%; LIBOR Floor 1.00%, Due 9/24	992,356	995,000	—	—	—	992,356	995,000

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

Sedgwick Insurance(23)	Unsecured Term Loan, 9.00%, due 12/26	—	—	3,254,000	3,300,000	(271,446)	2,982,554	3,300,000

SOS Security Holdings LLC(8)(14) Services: Business	Senior Secured Loan – Term Loan 8.8% Cash, 3 month LIBOR(2.26%) + 6.50%; LIBOR Floor 1.00%, Due 4/25	2,470,123	2,452,104	—	—	—	2,470,123	2,452,104

Syndigo LLC(8)(14) Services: Business	Senior Secured Loan –Incremental Term Loan 7.5% Cash, 3 month LIBOR(2.04%) + 5.50%, Due 10/24	7,780,530	7,778,330	—	—	—	7,780,530	7,778,330

Tailwind Randys, LLC(8)(14) Automotive	Senior Secured Loan – Initial Term Loan 7.6% Cash, 3 month LIBOR(2.10%) + 5.50%; LIBOR Floor 1.00%, Due 5/25	4,903,922	4,887,750	—	—	—	4,903,922	4,887,750

Tank Partners Equipment Holdings LLC(5)(8)(13) Energy: Oil & Gas	Senior Unsecured Bond –10.000% –02/2022– TankConvert 0.0% Cash, 10.0% PIK, Due 2/22	620,145	532,267	—	—	—	620,145	532,267

Teneo Holdings LLC(8)(14) Services: Business	Senior Secured Loan – Initial Term Loan (First Lien) 7.3% Cash, 1 month LIBOR(2.04%) + 5.25%; LIBOR Floor 1.00%, Due 7/25	4,803,630	4,800,000	—	—	—	4,803,630	4,800,000

Tex-Tech Industries, Inc.(8)(13) Textiles and Leather	Junior Secured Loan – Term Loan (Second Lien) 11.0% Cash, 1 month LIBOR(2.04%) + 9.00%; LIBOR Floor 1.00%, Due 8/24	12,383,112	12,257,840	—	—	—	12,383,112	12,257,840

Time Manufacturing Acquisition, LLC(8)(13)(14) Capital Equipment	Senior Secured Loan – Term Loan 7.1% Cash, 1 month LIBOR(2.13%) + 5.00%; LIBOR Floor 1.00%, Due 2/23	3,421,112	3,444,207	—	—	—	3,421,112	3,444,207

TLE Holdings, LLC(8)(13)(14) Healthcare, Education and Childcare	Senior Secured Loan – Delayed Draw Term Loan 7.7% Cash, 3 month LIBOR(2.20%) + 5.50%; LIBOR Floor 1.00%, Due 6/24	206,241	207,069	—	—	—	206,241	207,069

TLE Holdings, LLC (8)(13)(14) Healthcare, Education and Childcare	Senior Secured Loan –Initial Term Loan 7.7% Cash, 3 month LIBOR(2.20%) + 5.50%; LIBOR Floor 1.00%, Due 6/24	5,678,203	5,680,538	—	—	—	5,678,203	5,680,538

	Investment Interest Rate¹ / Maturity[15,21]	Actual		Actual		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
		Portman Ridge Finance Corporation		OHAI Investment Corporation
Portfolio Company / Principal Business		Amortized Cost	Fair Value[2]	Amortized Cost	Fair Value[2]		Amortized Cost	Fair Value[2]

TronAir Parent Inc.(8)(13)(14) Aerospace and Defense	Senior Secured Loan – Initial Term Loan (First Lien) 6.9% Cash, 1 month LIBOR(2.18%) + 4.75%; LIBOR Floor 1.00%, Due 9/23	978,100	945,995	—	—	—	978,100	945,995

TRSO I, Inc.(8)(13) Energy: Oil & Gas	Junior Secured Loan – Term Loan (Second Lien) 14.0% Cash, 3 month LIBOR(1.00%) + 13.00%; LIBOR Floor 1.00%, Due 12/19	999,343	1,000,000	—	—	—	999,343	1,000,000

Vertafore, Inc(23) Services: Business	Second Lien Term Loan (LIBOR+7.25%), 9.29%, due 7/26	—	—	892,000	888,000	(89,422)	802,578	888,000

WASH Multifamily Acquisition, Inc(23) Industrials - Laundry Equipment	Second Lien Term Loan (LIBOR+7.00% with a 1.0% floor), 9.04%, due 5/23	—	—	2,966,000	2,908,000	(337,737)	2,628,263	2,908,000

WireCo WorldGroup Inc.(8)(13) Capital Equipment	Junior Secured Loan – Initial Term Loan (Second Lien) 11.0% Cash, 3 month LIBOR(2.04%) + 9.00%; LIBOR Floor 1.00%, Due 9/24	2,971,831	2,878,193	—	—	—	2,971,831	2,878,193

Zest Acquisition Corp.(8)(13)(19) Healthcare, Education and Childcare	Junior Secured Loan – Initial Term Loan (Second Lien) 9.7% Cash, 1 month LIBOR(2.18%) + 7.50%; LIBOR Floor 1.00% Due 3/26	3,481,846	3,231,683	—	—	—	3,481,846	3,231,683

Total Investment in Debt Securities		$186,442,505	$175,624,345	$104,250,000	$62,404,000	$(47,849,000)	$242,843,505	$238,028,345

Equity Securities Portfolio

			Actual		Actual			Actual
			Portman Ridge Finance Corporation		OHAI Investment Corporation		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
Portfolio Company / Principal Business	Investment[15]	Percentage Ownership/ Shares	Cost	Fair Value[2]	Cost	Fair Value[2]		Cost	Fair Value[2]

AAPC Holdings LLC.(8) Healthcare & Pharmaceuticals	Class A Preferred Units; 18% PIK; No maturity	2.99%	5,500,000	5,500,000	—	—	—	5,500,000	5,500,000

Advanced Lighting Technologies, Inc.(8)(13)(20) Consumer goods: Durable	Warrant	1.90%	—	1,000	—	—	—	—	1,000

Advanced Lighting Technologies, Inc.(8)(13)(20) Consumer goods: Durable	Membership Interests	0.40%	181,999	1,000	—	—	—	181,999	1,000

Anthem Sports & Entertainment Inc.(8)(13)(20) Media: Broadcasting & Subscription	Warrant Class A, 9/29 maturity	0.50%	45,914	45,914	—	—	—	45,914	45,914

Anthem Sports & Entertainment Inc.(8)(13)(20) Media: Broadcasting & Subscription	Warrant Class B, 9/29 maturity	0.50%	—	—	—	—	—	—	—

Anthem Sports & Entertainment Inc.(8)(13)(20) Media: Broadcasting & Subscription	Warrant Common Stock, 9/29 maturity	0.50%	—	—	—	—	—	—	—

Caribe Media Inc. (fka Caribe Information Investments Incorporated)(8)(13)(20) Media: Advertising, Printing & Publishing	Common	1.17%	359,765	98,827	—	—	—	359,765	98,827

eInstruction Acquisition, LLC(8)(13)(20) Services: Business	Membership Units	1.10%	1,079,617	1,000	—	—	—	1,079,617	1,000

FP WRCA Coinvestment Fund VII, Ltd.(3)(13)(20) Capital Equipment	Class A Shares	0.41%	1,500,000	541,500	—	—	—	1,500,000	541,500

New Millennium Holdco, Inc. (Millennium Health, LLC)(8)(13)(20) Healthcare & Pharmaceuticals	Common	0.20%	1,953,299	1,000	—	—	—	1,953,299	1,000

Roscoe Investors, LLC(8)(13)(20) Healthcare & Pharmaceuticals	Class A Units	1.56%	1,000,000	—	—	—	—	1,000,000	—

Tank Partners Holdings, LLC(8)(10)(13)(20) Energy: Oil & Gas	Class A Units	48.5%	6,228,000	—	—	—	—	6,228,000	—

OCI Holdings, LLC(22)(28) Services: Home Health	Class A Units	20.8%	—	—	2,500,000	—	—	2,500,000	—

Ohene Holdings B.V.- Digitran Pomeroy(13)(20) Services: Business	Warrants	0.2%	—	1,000	—	—		—	1,000

TRSO II, Inc.(8)(13)(20) Energy: Oil & Gas	Common Stock	5.40%	1,680,161	88,369	—	—	—	1,680,161	88,369

Total Investment in Equity Securities			$19,528,755	$6,279,611	$2,500,000	$—	$—	$22,028,755	$6,279,611

CLO Fund Securities

			Actual		Actual
			Portman Ridge Finance Corporation		OHAI Investment Corporation		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
Portfolio Company	Investment[15,11]	Percentage Ownership	Cost	Fair Value[2]	Cost	Fair Value(22)		Cost	Fair Value

Katonah III, Ltd.(3)(12)(13)	Subordinated Securities, effective interest N/M, 5/15 maturity (16)	23.1%	$1,287,155	$487,508	$—	$—	$—	$1,287,155	$487,508

Catamaran CLO 2013- 1 Ltd.(3)(13)(19)	Subordinated Securities, effective interest 22.2%, 1/28 maturity	23.3%	6,294,986	6,268,534	—	—	—	6,294,986	6,268,534

Catamaran CLO 2014-1 Ltd.(3)(13)(19)	Subordinated Securities, effective interest 12.9%, 4/30 maturity	22.2%	10,192,718	8,302,955	—	—	—	10,192,718	8,302,955

Dryden 30 Senior Loan Fund(3)(13)	Subordinated Securities, effective interest 28.8%, 12/29 maturity	6.8%	1,516,717	1,932,505	—	—	—	1,516,717	1,932,505

Catamaran CLO 2014-2 Ltd.(3)(13)(19)	Subordinated Securities, effective interest 5.3%, 11/25 maturity	24.9%	6,132,465	1,221,236	—	—	—	6,132,465	1,221,236

Catamaran CLO 2015-1 Ltd.(3)(13)(19)	Subordinated Securities, effective interest 10.7%, 10/26 maturity	9.9%	4,190,443	2,856,878	—	—	—	4,190,443	2,856,878

Catamaran CLO 2016-1 Ltd.(3)(13)(19)	Subordinated Securities, effective interest 10.1%, 4/27 maturity	24.9%	9,440,106	6,854,783	—	—	—	9,440,106	6,854,783

Catamaran CLO 2018-1 Ltd(3)(13)(19)	Subordinated Securities, effective interest 13.6%, 10/31 maturity	24.8%	9,771,393	8,946,896	—	—	—	9,771,393	8,946,896

Total Investment in CLO Fund Securities			$48,825,983	$36,871,295	$—	$—	$—	$48,825,983	$36,871,295

Asset Manager Affiliates

			Actual		Actual
			Portman Ridge Finance Corporation		OHAI Investment Corporation		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
Portfolio Company / Principal Business	Investment[15]	Percentage Ownership	Cost	Fair Value[2]	Cost	Fair Value(22)		Cost	Fair Value
Asset Manager Affiliates(8)(13)(17)	Asset Management Company	100%	$17,791,230	$—	$—	$—	$—	$17,791,230	$—
Total Investment in Asset Manager Affiliates			$17,791,230	$—	$—	$—	$—	$17,791,230	$—

Derivatives

		Actual		Actual
		Portman Ridge Finance Corporation		OHAI Investment Corporation		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
Portfolio Company / Principal Business	Investment[15]	Cost	Fair Value[2]	Cost	Fair Value[2]		Cost	Fair Value[2]
Advantage Capital Holdings LLC.(13) Banking, Finance, Insurance & Real Estate	Securities Swap and Option Agreement Call Option	$—	$(20,959)	$—	$—	$—	$—	$(20,959)
Anthem Sports & Entertainment Inc.(13) Media: Broadcasting & Subscription		30,609	30,609	—	—	—	30,609	30,609

Total Investments in Derivatives		$30,609	$9,650	$—	$—	$—	$30,609	$9,650

Joint Ventures

			Actual		Actual
			Portman Ridge Finance Corporation		OHAI Investment Corporation		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
Portfolio Company / Principal Business	Investment[15]	Percentage Ownership	Cost	Fair Value[2]	Cost	Fair Value[2]		Cost	Fair Value[2]
KCAP Freedom 3 LLC(9)(13)	Joint Venture	60%	$24,914,858	$21,235,739	$—	$—	$—	$24,914,858	$21,235,739
BCP Great Lakes Holdings LP(10)(18)(19) Limited Partnership	Joint Venture	48%	24,137,918	24,190,267	—	—	—	24,137,918	24,190,267

Total Investment in Joint Ventures			$49,052,776	$45,426,006	$—	$—	$—	$49,052,776	$45,426,006

Short-term Investments

			Actual		Actual
			Portman Ridge Finance Corporation		OHAI Investment Corporation		Pro Forma Adjustments Amortized Cost	Pro Forma unaudited
Short-term Investments	Investment[15]	Yield	Cost	Fair Value[2]	Cost	Fair Value(22)		Cost	Fair Value
US Bank Money Market Account(7)(8)	Money Market Account	0.20%	$13,181,680	$13,181,680	$—	$—	$—	$13,181,680	$13,181,680
US Treasury Bill(24)	U.S. Government Obligation		—	—	9,999,000	9,999,000	—	9,999,000	9,999,000
US Treasury Bill (Cusip:912796VJ5)(8)	U.S. Government Obligation	1.50%	9,999,183	9,999,183	—	—	—	9,999,183	9,999,183

Total Short-term Investments			$23,180,863	$23,180,863	$9,999,000	$9,999,000	$—	$33,179,863	$33,179,863

Total Investments[4]			$344,852,721	$287,391,771	$116,749,000	$72,403,000	$(47,849,000)	$413,752,721	$359,794,772

1

A majority of the variable rate loans in the Company’s investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The Borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at September 30, 2019. As noted in the table above, 72% (based on par) of debt securities contain floors which range between 1.00% and 1.50%.

2	Reflects the fair market value of all investments as of September 30, 2019 as determined by the Company’s Board of Directors.
3	Non-U.S. company or principal place of business outside the U.S.
4

The aggregate cost of PTMN’s investments for federal income tax purposes is approximately $345 million. PTMN’s aggregate gross unrealized appreciation is approximately $0.2 million, PTMN’s aggregate gross unrealized depreciation is approximately $57.7 million, and PTMN’s net unrealized depreciation is approximately $57.5 million.

5	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
6	A CLO Fund managed by an affiliate of LibreMax.
7	Money market account.
8

Qualified asset for purposes of Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Qualifying assets represent approximately 71.7% of the total assets at September 30, 2019.

9

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company.

10	Non-voting.
11

CLO Subordinated Investments are entitled to periodic distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s investments less contractual payments to debt holders and fund expenses. The estimated annualized effective yield indicated is based upon a current projection of the amount and timing of these distributions. Such projections are updated on a quarterly basis and the estimated effective yield is adjusted prospectively.

12	Notice of redemption has been received for this security.
13	Fair value of this investment was determined using significant unobservable inputs.
14

As of September 30, 2019, this investment is owned by Great Lakes KCAP Funding I, LLC and was pledged to secure Great Lakes KCAP Funding I, LLC’s debt obligation pursuant to its senior secured revolving credit facility with the Company, as the servicer, certain institutional lenders, State Bank and Trust Company, as the administrative agent, lead arranger and bookrunner, and CIBC Bank USA, as documentation agent.

15

The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities’’ under the Securities Act of 1933.

16

The remaining collateral in this CLO Fund portfolio is illiquid and not producing meaningful cash flows, and thus, the Company’s investment in the CLO Subordinated securities are not currently receiving periodic cash distributions. Accordingly, the Company is no longer recording any investment income from these investments, and has thus noted the effective interest as not meaningful, or N/M. The fair value of the investment reflects the Company’s estimated share of the fair value of the underlying collateral.

17

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

18	Ownership of LP interest held through the holding company BCP Great Lakes Fund, LP
19

Under the 1940 Act, the Company is deemed to be an “Affiliated Person” of, as defined in the 1940 Act, this portfolio company as the Company owns at least 5% but no more than 25% of the portfolio company’s outstanding voting securities or is under common control with such portfolio company.

20	Non-income producing.
21

The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act. We pledged all of our portfolio investments, except our investments in U.S. Treasury Bills, as collateral for obligations under our Credit Facility. See Note 3 to Consolidated Financial Statements. The majority of the investments bear interest at a rate that maybe determined by reference to London Interbank Offered Rate (“LIBOR”) or Prime and which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect as of September 30, 2019. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate investments, a spread above a reference rate is not applicable. As of September 30, 2019, the index rates for 1M LIBOR, 2M LIBOR , and 3M LIBOR are 2.02%, 2.07%, and 2.09%, respectively. The actual index rate for each investment listed may not be the applicable index rate outstanding as of September 30, 2019, as the loan may have priced or repriced based on an index rate prior to September 30, 2019. Due dates represent the contractual maturity dates. Common stock and units are non-income producing securities, unless otherwise stated.

22

The OHAI Audit Committee recommends fair values of each asset to the OHAI Board of Directors, which in good faith determines the final fair value for each investment. Fair value is determined using unobservable inputs (Level 3 hierarchy), unless otherwise stated.

23	Fair value is determined using prices with observable market inputs (Level 2 hierarchy).
24	Fair value is determined using prices for identical securities in active markets (Level 1 hierarchy).
25

OHAI has determined that this investment is not a “qualifying asset” under Section 55(a) of the Investment Company Act of 1940, or the 1940 Act. Under the 1940 Act, OHAI may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. The status of these assets under the 1940 Act is subject to change. OHAI monitors the status of these assets on an ongoing basis. As of September 30, 2019, 1.73% of OHAI’s investment portfolio was deemed not to be “qualifying assets” under Section 55(a) of the 1940 Act.

26

During the fourth quarter of 2016, we executed a series of amendments to our note purchase and security agreement with OCI Holdings, LLC, or OCI, to allow the company to PIK its LIBOR+12% cash interest for November and December 2016. Also, default interest of $0.1 million and current unpaid interest of $0.4 million was added to the principal balance in the fourth quarter 2016. OCI remains in financial covenant default. During 2017, we executed a number of amendments to our note purchase and security agreement with OCI that allows the company to continue to PIK its LIBOR+12% cash interest during 2017. Through June 30, 2018, we have allowed the company to continue to PIK its 12% cash interest while paying the 2% default interest in cash. In June 2018, we executed an amendment to our note purchase and security agreement with OCI to extend its maturity date to August 31, 2019. In September 2018, we executed an amendment to our note purchase and security agreement whereby we exchanged $217,625 of cash default interest previously paid to us by the company in 2018 for PIK interest, which was added to the principal outstanding balance of the note, on and as of the date the default interest payment was originally made. This amendment also allows the company to PIK its default interest through December 31, 2018. In 2019, OCI continues to be in default and continues to PIK all of its interest, including default interest. Beginning in the 4th quarter of 2018, OCI subordinated note was placed on non-accrual status. In October 2019, we executed an amendment to our note purchase and security agreement with OCI to extend its maturity date to February 29, 2020.

27

Effective April 1, 2018, OHAI discontinued income recognition on this investment and it remains on non-accrual status. All production payments received after April 1, 2018 are being applied to the cost basis and are considered return of capital. Previously, ATP was on non-accrual status where income was recognized to the extent production payments were received. For more information on ATP, refer to the discussion of the ATP litigation in Note 6 to the Consolidated Financial Statements.

28	Non-income producing equity security.

29

Represents a revolving line of credit of which $1.7 million of the $1.7 million total commitment is unfunded at September 30, 2019. The revolving line of credit includes a 0.75% unused fee applied to the unfunded amount. In February 2019, ClearChoice executed an amendment to the financing agreement which increased the amount committed by OHAI under the revolving line of credit from $1.6 million to $1.7 million and modified certain other loan covenants.

30	Investment is entitled to skim interest which results in a higher interest rate spread of approximately 30 basis points.
31	Investment on non-accrual status and therefore non-income producing.
32	Represents a revolving line of credit of which $133 thousand of the $143 thousand total commitment is unfunded at September 30, 2019. The revolving line of credit includes a 0.5% unused fee.
33	Represents a delayed draw term loan with a total commitment of $306 thousand all of which is unfunded at September 30, 2019. The delayed draw term loan includes a 1.0% unused fee.
34	Represents a delayed draw term loan with a total commitment of $167 thousand all of which is unfunded at September 30, 2019.
35	Amounts for OHAI have been rounded to the nearest thousand.